Subsequent Event (Details Narrative) (GE CF Mexico ( Term Loan Agreement), USD $)	0 Months Ended
Jul. 25, 2012
GE CF Mexico ( Term Loan Agreement)
Advanced term loan	$ 1,652,805
Term loan non refundable commission (in percent)	1.00%
Term loan pledge of cash (in percent)	10.00%
Use of proceeds - repayment of term loan debt with U.S. Bank	1,060,000
Use of proceeds - reduction of U.S. bank revolving credit facility	338,000
Intercompany Loans, Description	Nexus made an intercompany loan in the same principal amount to Jefferson Electric, Inc., its controlling shareholder. In turn, Jefferson Electric, Inc. used the intercompany loan proceeds to repay a portion of its outstanding secured indebtedness owed to its U.S. bank.
Term loan frequency of periodic payment	60 consecutive monthly installments
Rate of Interest of Debt Instrument (in percent)	6.93%
Term Loan Increments	$ 100,000